UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2014

MICROS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	000-09993	52-1101488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 443-285-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K filed by MICROS Systems, Inc. (“MICROS”) on June 24, 2014 (the “Original Form 8-K”). MICROS is filing this Form 8-K/A solely for the purposes of refiling Exhibit 2.1 to the Original Form 8-K to correct the date of the “Confidentiality Agreement,” as defined in Section 7.17 of Exhibit 2.1, and to correct the following cross-references contained in Exhibit 2.1: certain cross-references contained in the definitions of “Company Material Adverse Effect” and “Superior Proposal,” as well as certain cross references contained in Sections 7.09(d), 7.10(b) and 9.01(c)(iii).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 22, 2014, by and among MICROS Systems, Inc., OC Acquisition LLC, Rocket Acquisition Corporation, and Oracle Corporation.

3.1*	Amendment to By-Laws of MICROS Systems, Inc.

99.1*	Press Release of MICROS Systems, Inc.

*	Previously filed as an exhibit to the Original Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROS Systems, Inc.

By:	/s/ Peter A. Altabef
Peter A. Altabef
President, Chief Executive Officer

Dated: July 3, 2014

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 22, 2014, by and among MICROS Systems, Inc., OC Acquisition LLC, Rocket Acquisition Corporation, and Oracle Corporation.

3.1*	Amendment to By-Laws of MICROS Systems, Inc.

99.1*	Press Release of MICROS Systems, Inc.

*	Previously filed as an exhibit to the Original Form 8-K.